UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2014

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-13779 (Commission File Number)	45-4549771 (IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY (Address of Principal Executive Offices)	10020 (Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 25, 2013, W. P. Carey Inc. (“W. P. Carey”) announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corporate Property Associates 16–Global Incorporated, a Maryland corporation (“CPA®:16 – Global”), WPC REIT Merger Sub Inc., a Maryland corporation and an indirect subsidiary of W. P. Carey (“WPC REIT”), and, for the limited purposes set forth in the Merger Agreement, Carey Asset Management Corp. and W. P. Carey & Co. B.V., each an indirect subsidiary of W. P. Carey, and CPA 16 LLC, an indirect subsidiary of CPA®:16 – Global, pursuant to which CPA®:16 – Global, through a series of steps, will become an indirect subsidiary of W. P. Carey (the “Merger”).

On October 1, 2013, W. P. Carey filed a registration statement on Form S-4 (the “Form S-4”), as amended from time to time, with the Securities and Exchange Commission (“SEC”) relating to the shares of W. P. Carey common stock to be issued in the proposed Merger. The Form S-4 contained a detailed description of the proposed Merger and the events leading up to the signing of the Merger Agreement. On November 15, 2013, W. P. Carey filed an amendment to the Form S-4 containing substantially the same description of the process leading to the Merger. On November 29, 2013, W. P. Carey filed a second amendment to the Form S-4, and the Form S-4 was declared effective by the SEC that same day.  On or about December 5, 2013, W. P. Carey and CPA®:16 – Global each mailed their respective stockholders the Joint Proxy Statement/Prospectus included in the Form S-4 (the “Joint Proxy Statement/Prospectus”) relating to the special meetings of the stockholders of CPA®:16 – Global and W. P. Carey, which meetings are scheduled to be held on January 24, 2014 at 3:00 pm and 4:00 p.m. eastern time, respectively, to vote upon a proposal to approve the Merger.

On December 31, 2013, Ira Gaines (“Gaines”) and entities affiliated with Gaines commenced a purported class action (Ira Gaines, et al. v. Corporate Property Associates 16-Global Incorporated, Index. No. 650001/2014, N.Y. Sup. Ct., N.Y. County) against W. P. Carey, WPC REIT, CPA®:16 – Global, and the directors of CPA®:16 – Global. The complaint alleges (i) that the Merger is unfair to CPA®:16 – Global stockholders, (ii) breaches of fiduciary duty by the individual defendants, all of whom are members of the board of directors of CPA®:16 — Global, (iii) that the entity defendants aided and abetted the directors in breaching their fiduciary duties, and (iv) that the Joint Proxy Statement/Prospectus relating contained inadequate disclosure about certain matters. The Complaint is attached as Exhibit 99.1.

The complaint demands (i) that a class be certified and plaintiffs named as class representatives, (ii) supplemental disclosures to the Joint Proxy Statement/Prospectus, be issued (iii) the Merger be rescinded if it is consummated, (iv) damages be awarded, and (v) plaintiffs’ attorneys fees and other costs be reimbursed.

On January 10, 2014, the plaintiffs asked the court to issue a temporary restraining order on January 17, 2014 enjoining the vote of the stockholders of CPA®:16 – Global pending the completion of expedited discovery and a preliminary injunction hearing.

W. P. Carey believes that these claims are without merit, and intends to defend the case vigorously.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Class Action Complaint served on W. P. Carey Inc. on January 7, 2014.

Cautionary Statement Concerning Forward-Looking Statements:

The consummation of the proposed Merger is subject to certain conditions, including approval by the stockholders of each of W. P. Carey and CPA®:16 – Global, as more thoroughly described in the Joint Proxy Statement/Prospectus included in the Form S-4, which can be found on the website of the SEC at www.sec.gov. The Joint Proxy/Prospectus contains important information about W. P. Carey, CPA®:16 – Global, the combined company, and the proposed Merger. The stockholders of W. P. Carey are urged to read these documents carefully and in their entirety.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.  These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A.  Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on February 26, 2013, and subsequent Quarterly Reports on Form 10-Q.  These risks, as well as other risks associated with the proposed Merger, are more fully discussed in the Form S-4 and the Joint Proxy Statement/Prospectus.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.  W. P. Carey filed a Registration Statement on Form S-4 with the SEC on October 1, 2013, as amended, and first mailed the Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Merger on or about December 5, 2013.  WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY DOCUMENTS INCORPORATED INTO IT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 – GLOBAL AND THE PROPOSED MERGER.  INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.  Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (www.wpcarey.com) or by accessing CPA®:16 – Global’s website (http://www.cpa16.com).  Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 – Global with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D. C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: January 10, 2014	By:	/s/ Catherine D. Rice
Catherine D. Rice
Managing Director and Chief Financial Officer